UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: October 21, 2004
(Date of earliest event reported)

LATTICE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware --------- (State of incorporation)	000-18032 -------- (Commission File Number)	93-0835214 ---------- (IRS Employer Identification No.)

5555 N.E. Moore Court, Hillsboro, Oregon -------------------------------------------		97124-6421 ----------
(Address of principal executive offices)		(Zip Code)

(503) 268-8000
--------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Lattice Semiconductor Corporation on October 22, 2004 (the "Original 8-K"), and is being filed solely to clarify that the information included in the Original 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2004, Lattice Semiconductor Corporation (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended October 2, 2004. A copy of the press release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 22, 2004 (as amended hereby, the "Form 8-K").

The information in this Item 2.02, in Item 9.01 hereof and in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is being furnished (not filed) herewith:
Exhibit Number	Description
99.1*	Press Release dated October 21, 2004, entitled "Lattice Semiconductor Reports Third Quarter Financial Results"

*    Previously attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION (Registrant)

Date: November 5, 2004	By: /s/ Jan Johannessen -------------------------
Jan Johannessen Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated October 21, 2004, entitled "Lattice Semiconductor Reports Third Quarter Financial Results" (furnished herewith)

*	Previously attached as an exhibit to the Company’s Current Report on Form 8-K filed on October 22, 2004.